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                                                                    EXHIBIT 10.2

               AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT


     THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment")
                                                                   ---------
dated as of October 24, 2000, is entered into among KCI FUNDING CORPORATION (the "Seller"), KPMG CONSULTING, INC. (the "Servicer"), MARKET STREET FUNDING
 ------                                --------
CORPORATION (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, as Administrator
                  ------
(the "Administrator").
      -------------

                                    RECITALS

     1. The Seller, Servicer, Issuer and Administrator are parties to the Receivables Purchase Agreement dated as of May 22, 2000 (the "Agreement"); and
                                                              ---------

     2. The parties hereto desire to amend the Agreement as hereinafter set forth.


     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without
        ---------------------
definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.


     2. Amendment to Agreement.
        ----------------------


     2.1        Exhibit I of the Agreement is hereby amended by deleting the
                ---------
          definition of "Adjusted New Receivables."

     2.2        Clause (b) of the definition of "Default Ratio" as set forth in
                ----------
          Exhibit I of the Agreement is hereby amended in its entirety to read as follows:

          "(b) the New Receivables originated during the calendar month that is six calendar months before such month."

     2.3        Clause (a) of the definition of "Dilution Horizon" as set forth
                ----------
         in Exhibit I of the Agreement is hereby amended by deleting the defined
            ---------
         term "Adjusted New Receivables" and inserting in its place the defined term "New Receivables."

     2.4        The definition of "Dilution Ratio as set forth in Exhibit I of
                                                                  ---------
         the Agreement is hereby amended in its entirety to read as follows:

         "`Dilution Ratio' means the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward), computed as of the last day of each calendar month by dividing: (a) the aggregate amount of payments required to be made by the Seller pursuant to Section 1.4(e)(i) of the Agreement during such
                                -----------------
         calendar month (provided, however, that payments identified on the
                         --------  -------


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       Information Package as `credit charge-offs' and relating to Receivables which have remained unpaid for more than 120 days from the invoice date for such payment shall not be included in the amount calculated pursuant to clause (a)) by (b) the New Receivables originated during the same
          ----------
       calendar month."

   2.5         The definition of "Facility Termination Date" as set forth in
       Exhibit I to the Agreement is amended by deleting the date "May 21, 2003"
       ---------
       and inserting in its place "May 16, 2003."

   2.6         Clause (b)(i)(B) of the definition of "Loss Reserve Percentage"
               ----------------
       as set forth in Exhibit I of the Agreement is amended by deleting the
                       ---------
       defined term "Adjusted New Receivables" and inserting in its place the defined term "New Receivables."

   2.7         The definition of "Monthly Settlement Date" as set forth in
       Exhibit I to the Agreement is amended in its entirety to read as follows:
       ---------

       "Monthly Settlement Date" means the sixteenth Business Day of each
        -----------------------
       calendar month, beginning November 22, 2000.

   2.8         Clause (b)(i) of the definition of "Turnover Rate" as set forth
               -------------
       in Exhibit I of the Agreement is amended by deleting the defined term
          ---------
       "Adjusted New Receivables" and inserting in its place the defined term "New Receivables."

   3.  Representations and Warranties. The Seller hereby represents and
       ------------------------------
warrants to the Issuer and the Administrator as follows:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
     contained in Exhibit III of the Agreement are true and correct as of the
                  -----------
     date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

          (b) Enforceability. The execution and delivery by each of the Seller
              --------------
     and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller's and the Servicer's valid and legally binding obligations, enforceable in accordance with its terms.

          (c) No Default. Both before and immediately after giving effect to
              ----------
     this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

     4. Effect of Amendment. All provisions of the Agreement, as expressly
        -------------------
amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes

                                       2

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effective, all references in the Agreement (or in any other Transaction
Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

     5. Effectiveness. This Amendment shall become effective as of the date
        -------------
hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

     6. Counterparts. This Amendment may be executed in any number of
        ------------
counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.


     7. Governing Law. This Amendment shall be governed by, and construed in
        -------------
accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).


     8. Section Headings. The various headings of this Amendment are included
        ----------------
for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.



                          (continued on following page)




                                        3

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                KCI FUNDING CORPORATION,
                                as Seller

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                KPMG CONSULTING, INC.,
                                as Servicer

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                MARKET STREET FUNDING CORPORATION,
                                as Issuer

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------

                                PNC BANK, NATIONAL ASSOCIATION,
                                as Administrator

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------


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